Subsequent Event	12 Months Ended
Dec. 31, 2020
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Subsequent Event

39. SUBSEQUENT EVENT

Cenovus and Husky Combine to Create a New Integrated Energy Company

A) Summary of the Acquisition

On October 25, 2020, Cenovus announced that it had entered into a definitive agreement to combine with Husky. The transaction was accomplished through a plan of arrangement pursuant to which Cenovus acquired all the issued and outstanding common shares of Husky in exchange for common shares and common share purchase warrants of Cenovus. In addition, all of the issued and outstanding Husky preferred shares were exchanged for Cenovus preferred shares with substantially identical terms. The Arrangement closed on January 1, 2021.

The Arrangement will combine oil sands and heavy oil assets with extensive transportation, storage and logistics and downstream infrastructure, creating opportunities to optimize the margin captured across the heavy oil value chain. The combined company will be largely integrated, reducing exposure to Alberta heavy oil price differentials while maintaining exposure to global commodity prices.

The Arrangement was accounted for using the acquisition method pursuant to IFRS 3, “Business Combinations”. Under the acquisition method, assets and liabilities are measured at their estimated fair value on the date of acquisition with the exception of income tax, stock-based compensation, lease liabilities and ROU assets. The total consideration was allocated to the tangible and intangible assets acquired and liabilities assumed.

B) Purchase Price Allocation

Cenovus acquired all the issued and outstanding Husky common shares in consideration for the issuance of 0.7845 Cenovus common shares plus 0.0651 Cenovus warrants for each Husky common share. Cenovus issued 788.5 million Cenovus common shares with a fair value of $6.1 billion, based on the December 31, 2020 closing share price of $7.75, as reported on the TSX. In addition, 65.4 million common share purchase warrants were issued. Each whole warrant entitles the holder to acquire one Cenovus common share for a period of five years at an exercise price of $6.54 per share. The fair value of the warrants was estimated to be $216 million. Cenovus also acquired all the issued and outstanding Husky preferred shares in exchange for 36.0 million Cenovus first preferred shares with substantially identical terms and a fair value of $519 million. The outstanding Husky stock options were also exchanged for Cenovus replacement stock options. Each replacement stock option entitles the holder to acquire 0.7845 of a Cenovus common share at an exercise price per share of a Husky stock option divided by 0.7845. The fair value of the replacement stock options was estimated to be $9 million.

The preliminary purchase price allocation is based on Management’s best estimate of the assets acquired and liabilities assumed. Upon finalizing the value of net assets acquired, adjustments may be required.

The following table summarizes the details of the consideration and the recognized amounts of assets acquired and liabilities assumed at the date of the acquisition.

As at	January 1, 2021

Consideration
Common Shares	6,111
Preferred Shares	519
Share Purchase Warrants	216
Replacement Stock Options	9
Non-Controlling Interest	11
Total Consideration and Non-Controlling Interest	6,866

Identifiable Assets Acquired and Liabilities Assumed
Cash	735
Restricted Cash	164
Accounts Receivable and Accrued Revenues	1,272
Inventories	1,118
Property, Plant and Equipment, Intangible Assets and Deferred Income Tax Assets	15,227
Right-of-Use Assets	1,137
Long-Term Income Tax Receivable	202
Other Assets	200
Investments in Joint Ventures	457
Accounts Payable and Accrued Liabilities	(2,224)
Income Tax Payable	(59)
Current Portion of Long-Term Debt	(40)
Long-Term Debt	(6,602)
Lease Liabilities	(1,447)
Decommissioning Liabilities	(2,835)
Other Liabilities	(439)
Total Identifiable Net Assets	6,866

The fair value of trade and other receivables acquired as part of the acquisition is $1.1 billion, with a gross contractual amount of $1.2 billion. As of the acquisition date, the best estimate of the contractual cash flows not expected to be collected is $36 million.

Cenovus incurred $29 million of acquisition related costs, excluding common share, preferred share and warrant issuance costs. These costs have been included in transaction costs in the Consolidated Statements of Earnings (Loss).

C) Liquidity and Commitments

Subsequent to the closing of the Arrangement on January 1, 2021, Cenovus obtained access to additional sources of liquidity including: $735 million in cash, $3.7 billion available on Husky’s committed credit facilities and $508 million available on Husky’s uncommitted demand facilities. Husky’s committed credit facilities have a capacity of $4.0 billion and its uncommitted demand facilities have a capacity of $975 million, of which $850 million may be drawn for general purposes, or the full amount can be available to issue letters of credit.

The Arrangement resulted in the assumption of Husky’s non-cancellable contracts and other commercial commitments. As at January 1, 2021, total commitments assumed by Cenovus were $18.7 billion, of which $7.4 billion were for various transportation and storage commitments. Transportation commitments include $1.7 billion that are subject to regulatory approval or have been approved but are not yet in service.

D) Segmented Disclosures

Management is in the process of finalizing the determination of the operating and reporting segments for the Company. It is anticipated that the Company’s business will be conducted predominately through an upstream and downstream segment. Management continues to evaluate how the segments may be presented and will make a final determination during the first quarter of 2021.

The upstream business is anticipated to be reported as follows:

•

Oil Sands, includes the development and production of heavy oil and bitumen in northeast Alberta and Saskatchewan. Cenovus’s oil sands assets include Foster Creek, Christina Lake, Sunrise and Tucker oil sands projects, as well as Lloydminster Thermal and Cold and Enhanced Oil Recovery assets.

•	Conventional, includes the operations from conventional oil and natural gas production, including processing operations in the Deep Basin and other parts of Western Canada.
•	Offshore, includes the offshore operations, exploration and development activities in the Asia Pacific region and Atlantic Canada region.

The downstream business is anticipated to be reported as follows:

•	Canadian Manufacturing, includes Cenovus’s owned and operated upgrader and asphalt refinery in Lloydminster, the owned and operated crude-by-rail terminal and two ethanol plants.
•	Retail, includes the Canadian retail, commercial and wholesale channels.
•

U.S. Manufacturing, includes the U.S. operations of wholly owned refineries in Lima and Superior, the jointly owned Wood River and Borger refineries with operator Phillips 66 and the jointly owned Toledo refinery with BP Products North America Inc. as operator.